SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            Form 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 14, 1997



             Chemfix Technologies, Inc.
    (Exact name of Registrant as specified in its charter)



       Delaware                        0-12258              72-0845159
  (State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)                 File Number)        Identification No.)



   3500 N. Causeway Blvd., Suite 1280, Metairie, LA         70002
  (Address of principal executive officers)                (Zip Code)



Registrant's telephone number, including area code  (504) 831-3600




  (Former name or former address, if changed since last report.)

Item 3 - Bankruptcy or Receivership

On September 30, 1997, the Registrant's subsidiary, VenVirotek, received notice of the Court's Order of Dismissal of its Bankruptcy. The Order was signed by Bankruptcy Judge Jerry A. Brown in the United States Bankruptcy Court Eastern District of Louisiana. VenVirotek had previously filed the Voluntary Petition for Relief under Chapter 11 of the Bankruptcy Code on October 26, 1994. On May 25, 1995, VenVirotek had received notice of the Court's Order confirming its Plan of Reorganization. The Plan of Reorganization was filed on October 26, 1994 with the First Amended Plan of Reorganization having been filed on January 17, 1995.

Item 7 - Exhibits

1.   Order of Dismissal regarding Debtor's Chapter 11 filing.

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   CHEMFIX TECHNOLOGIES, INC.



                                   By
                                     David L. Donaldson
                                     President and
                                      Chief Executive Officer


Dated:  October 6, 1997